[DESCRIPTION]           EXHIBIT 99.1

                                                                    Exhibit 99.1


INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Stockholders of
  WITI Corporation and Subsidiaries
Boulder, CO

We have audited the accompanying consolidated balance sheet of WITI Corporation (a subsidiary of the University Corporation for Atmospheric Research Foundation) and subsidiaries (the Company) as of September 30, 1999, and the related consolidated statements of operations, stockholders' deficiency, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of WITI Corporation and subsidiaries as of September 30, 1999, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
November 5, 1999, except for Note 6, as to which the date is March 29, 2000

WITI CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                               $ 540,951
     Accounts receivable                                                       203,136
     Prepaid and other current assets                                            5,946
                                                                             ---------
          Total current assets                                                 750,033

EQUIPMENT, at cost                                                             384,627
     Less accumulated depreciation                                             245,969
                                                                             ---------
          Equipment, net                                                       138,658
                                                                             ---------

TOTAL                                                                        $ 888,691
                                                                             =========

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
     Accounts payable and other current liabilities:
          Related parties (Notes 2 and 3)                                    $ 549,766
          Other                                                                102,496
     Note payable - related party (Note 3)                                     100,000
     Billings in excess of costs and estimated earnings on
          uncompleted contracts                                                135,434
     Deferred revenue                                                            6,442
                                                                             ---------
          Total current liabilities                                            894,138
                                                                             ---------

LONG-TERM DEBT - related party (Note 3)                                        718,233

COMMITMENTS AND CONTINGENCIES (Notes 1 and 3)

STOCKHOLDERS' DEFICIENCY (Note 4):
     Series A convertible preferred stock, $.001 par value -
       4,000,000 shares authorized; 3,500,000 shares issued and
       outstanding; liquidation preference of $.10 per share                     3,500
     Series B preferred stock, $.001 par value - 10,000 shares
       authorized; 10,000 shares issued and outstanding;
       liquidation preference of $1.00 per share                                    10
     Common stock, $.001 par value; 10,000,000 shares authorized;
       1,032,750 shares issued and outstanding                                   1,033
     Additional paid-in capital                                                 50,635
     Accumulated deficit                                                      (778,358)
                                                                             ---------
          Total stockholders' deficiency                                      (723,680)
                                                                             ---------

TOTAL                                                                         $888,691
                                                                              ========

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1999
-------------------------------------------------------------------------------



OPERATING REVENUES:
 Consulting services                              $  988,653
 Other                                                 1,661
                                                  ----------

     Total operating revenues                        990,314
                                                  ----------

COST OF OPERATING REVENUES (Note 2):
 Consulting services                                 492,886
 Other                                                   (63)
                                                  ----------

     Total cost of operating revenues                492,823
                                                  ----------

     Gross margin                                    497,491
                                                  ----------

OPERATING EXPENSES (Note 2):
 General and administrative                          620,787
 Selling and marketing                               109,585
 Research and development                            255,834
                                                  ----------

     Total operating expenses                        986,206
                                                  ----------

LOSS FROM OPERATIONS                                (488,715)

OTHER INCOME (EXPENSE):
 Interest income                                       7,395
 Interest expense                                    (57,657)
                                                  ----------

LOSS BEFORE INCOME TAXES                            (538,977)
 Current income tax expense                           (6,694)
                                                  ----------

NET LOSS                                          $ (545,671)
                                                  ==========

See notes to consolidated financial statements.

WITI CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY
YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                   Series A             Series B                                    Additional
                                                Preferred Stock      Preferred Stock            Common Stock          Paid-in
                                               Shares     Amount    Shares     Amount         Shares     Amount       Capital
BALANCE, OCTOBER 1, 1998                     3,500,000   $ 3,500    10,000     $  10       1,032,750    $ 1,033     $  50,885

 Return of capital                                                                                                       (250)

 Net loss
                                           -----------   -------  --------     -----     -----------    -------      --------

BALANCE, SEPTEMBER 30, 1999                  3,500,000   $ 3,500    10,000     $  10       1,032,750    $ 1,033     $  50,635
                                           ===========   =======  ========     =====     ===========    =======      ========


                                                               Total
                                            Accumulated     Stockholders'
                                              Deficit        Deficiency

BALANCE, OCTOBER 1, 1998                    $ (233,187)     $ (177,759)

 Return of capital                                                (250)

 Net loss                                     (545,671)       (545,671)
                                            ----------      ----------

BALANCE, SEPTEMBER 30, 1999                 $ (778,858)     $ (723,680)
                                            ==========      ==========

See notes to consolidated financial statements.

WITI CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                                       $(545,671)
 Adjustments to reconcile net loss to net cash used in operating activities-
   Depreciation                                                                    51,490
 Net changes in operating assets and liabilities:
   Accounts receivable                                                           (185,933)
   Prepaid and other current assets                                               127,011
   Accounts payable and other current liabilities                                 (43,016)
   Billings in excess of costs and estimated earnings on uncompleted contracts    128,525
   Deferred revenue                                                                (1,456)
                                                                                ---------

     Net cash used in operating activities                                       (469,050)
                                                                                ---------

CASH FLOWS FROM INVESTING ACTIVITIES - Purchase of equipment                     (126,604)
                                                                                ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Issuance of common stock
 Borrowings under related party notes payable                                     818,233
 Return of capital                                                                   (250)
                                                                                ---------

     Net cash provided by financing activities                                    817,983
                                                                                ---------

NET INCREASE IN CASH AND CASH
 EQUIVALENTS                                                                      222,329

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                      318,622
                                                                                ---------

CASH AND CASH EQUIVALENTS, END OF YEAR                                          $ 540,951
                                                                                =========

SUPPLEMENTAL CASH FLOW INFORMATION:
 Cash paid during the period for:
  Interest                                                                      $  38,757
                                                                                =========

  Income taxes                                                                  $   5,940
                                                                                =========

See notes to consolidated financial statements.

WITI CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               Organization - Weather Information Technologies, Inc. was founded in 1989 by the University Corporation for Atmospheric Research Foundation (the Foundation) for the purpose of commercializing certain technical expertise and know-how developed by the University Corporation for Atmospheric Research (UCAR).

               Effective October 1996, Weather Information Technologies, Inc. was restructured. WITI Corporation was formed to become the parent of Weather Information Technologies, Inc. and WITI Pacific Limited. The transaction was accomplished by contributions of the then outstanding preferred and common stock of Weather Information Technologies, Inc. in exchange for newly issued shares of Series A and B preferred stock of WITI Corporation (see Note 4). Contemporaneously, the stock of WITI Pacific Limited was distributed from Weather Information Technologies, Inc. to WITI Corporation.

               The primary business of WITI Corporation involves development and sale of interactive broadcast products, which generally have as one of their components proprietary software. The interactive weather related broadcast products sold by WITI Corporation are derived from development work done by WITI Corporation employees and by various subcontractors, including UCAR. WITI Corporation is a subsidiary of the Foundation, which is controlled by UCAR.

               Weather Information Technologies, Inc. provides weather related products and services. A significant portion of the products and services provided by Weather Information Technologies, Inc. are derived from technical expertise made available to Weather Information Technologies, Inc. by UCAR.

               WITI Pacific Limited provides aviation-related safety consulting services. The services offered by WITI Pacific Limited are delivered via the use of subcontractors engaged by WITI Pacific Limited.

               Basis of Presentation - The consolidated financial statements include the accounts of WITI Corporation and its wholly-owned subsidiaries, Weather Information Technologies, Inc. and WITI Pacific Limited. All significant intercompany transactions are eliminated in consolidation.

               The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, during the year ended September 30, 1999, WITI incurred a net loss of $545,671. As of September 30, 1999, WITI Corporation has a stockholders' deficiency of $723,680. The recurring losses from operations, negative working capital, stockholders' deficiency and noncompliance with a note payable covenant (see Note 3) raise substantial doubt about its ability to continue as a going concern.

               The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets amounts or the amounts and classification of liabilities that might be necessary should WITI Corporation be unable to continue as a going concern. WITI Corporation's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, and ultimately to attain successful operations. During 1999 WITI Corporation entered into two contracts to provide weather related products to a customer. These contracts will be completed during fiscal year 2000. Management is continuing its efforts to obtain financing for the development and introduction of new interactive broadcast products.

               Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

               Cash Equivalents - WITI Corporation considers investments with a maturity of three months or less at the time of purchase to be cash equivalents.

               Depreciation - Depreciation is computed using the straight-line method over the estimated useful lives of the equipment, which range from three to five years.

               Research and Development - Research and development costs are expensed as incurred. WITI Corporation incurred $255,834 of research and development costs in 1999.

               Revenue Recognition - The Company's contracts generally call for the delivery of a software system which requires significant production, modification, or customization of software. Consequently, WITI Corporation recognizes revenues and profits from consulting contracts under the percentage-of-completion method of accounting. These contracts relate to the development of weather related products and generally extend for a period in excess of one year. The amounts of revenues and profits recognized each year are based on the ratio of costs incurred to total estimated costs. Costs included in the contracts include direct material, direct labor, and project-related overhead. General and administrative expenses are charged to expense during the periods incurred and are not allocated to consulting contracts. Costs and estimated earnings in excess of billings on uncompleted contracts are recognized as current assets as of the balance sheet date. These unbilled receivables are billable upon the completion of contract milestones and are expected to be billed and collected within one year. Billings in excess of costs and estimated earnings on uncompleted contracts are recorded as current liabilities as of the balance sheet date. An estimated liability for losses on uncompleted contracts is provided in the period in which such losses are identified.

               Income Taxes - Deferred tax assets and liabilities are recognized based on differences between financial statement and income tax bases of assets and liabilities using presently enacted tax rates.

2. RELATED PARTY TRANSACTIONS

               WITI Corporation incurred $159,915 in administrative expenses during 1999 under various agreements with UCAR whereby UCAR provides employees, management and facilities to WITI Corporation on an as-required basis.

               WITI Corporation has entered into subcontractor agreements with UCAR whereby UCAR provides consulting services in connection with their consulting contracts. During 1999, WITI incurred consulting costs of $319,719 related to such subcontractor agreements.

               As of September 30, 1999, WITI Corporation's and Weather Information Technologies, Inc.'s accounts payable to UCAR and the Foundation were $504,632 and $26,233, respectively.


               See also related party borrowings in footnote 3.

3. RELATED PARTY BORROWINGS

               In October 1998, WITI Corporation entered into a Memorandum of Understanding with UCAR in which UCAR agreed to forego repayment of the trade accounts payable balance at September 30, 1998 owing from WITI Corporation to UCAR for an indeterminate length of time. Under the terms of the memorandum, interest is to be paid by WITI Corporation to UCAR on a quarterly basis at an annual rate of 9% until such time as the trade accounts payable balance at September 30, 1998 has been repaid to UCAR. WITI Corporation incurred interest expense of $51,591 during 1999 under the memorandum. The balance outstanding and accrued interest under the memorandum at September 30, 1999 were $573,233 and $12,898, respectively. UCAR has represented to management of WITI that it will not call the balance due before October 1, 2000; therefore, the amount has been classified as noncurrent.

               In June 1999, WITI Corporation entered into an agreement with UCAR under which UCAR has agreed to loan to WITI Corporation, in the form of an unsecured note payable, an amount up to $250,000. Any amounts borrowed under the agreement bear interest at an annual interest rate of 12% with principal and interest due on May 30, 2001. The amount that can be borrowed under the agreement is dependent upon certain terms as indicated in the agreement. The agreement imposes certain financial and non financial covenants upon WITI Corporation. If these covenants are not met, UCAR may terminate the agreement and the principal and interest outstanding under the agreement become due immediately. At September 30, 1999, under the terms of this agreement, WITI Corporation has borrowed $100,000 under an unsecured note payable to UCAR, and the related accrued interest thereon, all of which was payable as of September 30, 1999, was $3,000. As of September 30, 1999, WITI Corporation failed to meet a certain covenant as indicated in the agreement and, as such, WITI Corporation is considered to be in default under the agreement and the entire balance has been classified as current.

   In July 1999 and August 1999, WITI Corporation issued convertible notes totaling $60,000 and $85,000, respectively. The notes bear interest at an annual rate of 12% with principal and interest due on May 31, 2001 and August 9, 2001 respectively. The notes are payable to the Foundation and directors and officers of WITI Corporation. If, prior to the first anniversary of the notes, WITI Corporation receives proceeds from the sale of Series C Preferred stock of a least $250,000, the notes will be converted into Series C Preferred stock at a per share price equal to that paid by the purchasers of the Series C Preferred shares. If the equity offering has not occurred by the first anniversary of the notes, the notes are convertible, at the holder's option, into Series D Preferred stock based on a predetermined formula. Upon conversion of the notes to either Series C Preferred shares or Series D preferred shares the holder will be issued a warrant to purchase a number of shares of WITI Corporation's $.001 par value common stock equal to the number of Series C Preferred shares or Series D Preferred shares issued upon conversion of the note. As of September 30, 1999, the Series C Preferred stock equity offering had not taken place and no amount under the notes had been converted to Series C Preferred shares. Interest expense incurred under these notes during 1999 totaled $3,003. The unpaid principal and accrued interest balance at September 30, 1999 were $145,000 and $3,003, respectively.


               The maturities of long-term debt are as follows:

        2000                                            $100,000
        2001                                             718,233
                                                        --------

        Total                                           $818,233
                                                        ========

4. STOCKHOLDERS' DEFICIENCY

               The Series A Preferred stock has a preference in liquidation of $.10 per share, subordinate to payments to the Series B Preferred stockholders, and has voting rights on an as-if converted basis. The Series B Preferred stock receives dividends of $.10 per share per year and has a preference in liquidation of $1.00 per share. Individually, the shares of Series B Preferred stock do not have voting rights; however, the majority holders of this series may exercise, at any time, the right to elect one representative to the Board of Directors of WITI Corporation.

               The Series A Preferred shares are convertible at any time at the option of the holder into common stock. The conversion ratio for Series A Preferred shares is initially one for one, subject to adjustment as a result of stock splits, dividends, and certain other events. Should WITI Corporation complete a public offering registered under the Securities Act of 1933 at a public offering price equal to or exceeding $5.00 per common share with aggregate proceeds in excess of $5,000,000, both Series A and Series B Preferred shares will be automatically converted to common shares. Series B Preferred shares convert into shares of common stock at a ratio of ten for one upon an automatic conversion.

               Stock Options - During November 1996, WITI Corporation adopted a stock option plan (the Plan) for employees and consultants. Options granted pursuant to the Plan may be either incentive options or nonqualified options.

               The following table summarizes stock option activity for the year ended September 30, 1999:

                                                Options Outstanding

                                                                  Weighted
                                                                   Average
                                                  Number          Exercise
                                                of Shares           Price
Balances, October 1, 1998                                       $        0

Granted (weighted average fair
        value of $0.02 per share)                   10,000            0.05
Exercised
Canceled
                                                ----------      ----------
Balances, September 30, 1999                        10,000      $     0.05
                                                ==========      ==========


               At September 30, 1999, options for 623,000 shares were available under the Plan for future grant.

               Additional information regarding options outstanding as of September 30, 1999 is as follows:

              Options Outstanding           Options Exercisable

                          Weighted
                           Average                         Weighted
Range of                  Remaining       Exercisable at    Average
Exercise      Number     Contractual       September 30,   Exercise
 Prices    Outstanding   Life (Years)          1999          Price
$0.05       10,000          7.0               2,500           $0.05

               Additional Stock Plan Information - Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, (SFAS No. 123) requires the disclosure of pro forma net income had WITI Corporation adopted the fair value method of accounting for stock-based awards. Under SFAS No. 123, the fair value of the stock-based awards to employees is calculated through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable, fully transferable options without vesting restrictions, which significantly differ from WITI Corporation's stock option awards. These models also require subjective assumptions, including expected time to exercise, which greatly affect the calculated values. WITI Corporation's calculations were made using the Black-Scholes option pricing model under the minimum value method with the following weighted average assumptions for the period ended September 30, 1999; expected life, 7.0 years; risk free interest rates of 6.0%; and no dividends during the expected term. The Company's calculations are based on a single option valuation approach and forfeitures are recognized as they occur.

               The pro forma impact on WITI Corporation's net loss had compensation expense been recorded at the date of the grant based on the minimum value prescribed by SFAS 123 is insignificant.

5. INCOME TAXES

               The Company's income tax benefit/provision for the year ended September 30, 1999 differs from the amount expected from applying the federal statutory rate to loss before income taxes principally due to the valuation allowance.

               Deferred income taxes have been provided for temporary differences that exist between the financial reporting and income tax bases of assets and liabilities and have been classified as either current or noncurrent based upon the related assets or liabilities. These differences arise primarily from differences in revenue recognition, prepaid insurance and depreciation of equipment.

               As of September 30, 1999, the deferred tax asset consists of deferred tax asset of $301,000 offset by a deferred tax liability of $42,000. A valuation allowance of $259,000 has been established against the net deferred tax asset due to uncertainty related to the eventual realization of the deferred tax asset (see Note 1). Net operating loss carryforwards for Federal income tax purposes total $769,000 and begin expiring in 2018. The Internal Revenue Code places certain limitations on the annual amount of net operating loss carryforwards which can be utilized if certain changes in the Company's ownership occur.

6. SUBSEQUENT EVENTS

               On January 16, 2000, WITI Corporation signed a $1,000,000 promissory note to a third party. Pursuant to the terms of the note, WITI Corporation borrowed $500,000 on January 16, 2000 and borrowed an additional $500,000 on March 1, 2000. The note is unsecured and bears interest at a rate of 10% with principal and interest due on January 16, 2001. On February 2, 2000, WITI Corporation's Board of Directors granted options to employees and directors to acquire 533,000 shares of common stock at a strike price of $2.00 per share under the Plan. Of the options that were granted, 447,000 vested immediately, and 86,000 vest on January 1, 2001.

               On March 29, 2000, the Company was merged into a wholly owned subsidiary of LifeMinders.com (LifeMinders). In consideration for the merger, LifeMinders delivered to the stockholders of WITI Corporation $2,500,000 in cash, 345,796 shares of LifeMinders' common stock, and options to acquire a total of 38,266 shares of LifeMinders' common stock.